UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

ANNUAL REPORT	DECEMBER 31, 2020

Investment Adviser: Penn Mutual Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

TABLE OF CONTENTS

Shareholders’ Letters	1

Schedules of Investments	8

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their report on Form N-PORT (Form N-Q for filings prior to June 30, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent year ended December, 31, is available (i) without charge, upon request, by calling 1-877-PMA-MLLC (877-762-6552); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020
(UNAUDITED)

SHAREHOLDERS’ LETTER

Dear Shareholder,

We are pleased to provide the 2020 report for the Penn Mutual AM Strategic Income Fund (the “Fund”) for the twelve-month period ending December 31, 2020. Included is a summary of Fund management, strategy and performance during 2020 and our outlook for the financial markets.

2020 will be remembered as a year where our nation and the entire world faced unprecedented challenges but also displayed incredible resilience. The longest United States economic expansion on record came to an abrupt halt in March as the coronavirus pandemic forced a national shutdown. The employment picture in the United States quickly transitioned from the best in nearly 50 years to more than 20 million jobs lost by the April employment report. Non-financial service sectors such as airlines, cruise lines, restaurants and lodging bore the brunt of the shutdowns and related job losses.

Despite continued stress across many businesses still challenged by the pandemic, fast action in March by the Federal Reserve (Fed) provided much needed liquidity to markets and the economy. Passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act quickly followed the Fed action and helped to limit permanent damage to the U.S. economy. Positive vaccine news in early November provides hope the second half U.S. economic recovery will gain momentum as we enter 2021 despite the recent increase in COVID-19 cases.

Financial markets also exhibited extreme volatility throughout 2020. Investors feared the worst and flocked to safety when the coronavirus pandemic arrived in the United States. Credit conditions deteriorated precipitously and the Fed was forced to expand its balance sheet to support markets in a repeat of the Great Financial Crisis. U.S. equity markets suffered the fastest 30% sell-off in history but remarkably finished in positive territory by year-end.

Treasury yields plunged to record low territory in March and have remained in a tight trading range since then despite some upward pressure at the long end of the yield curve during the fourth quarter. The Fed remains committed to use its full range of tools to support the economic recovery and expects to keep short-term rates at zero through the end of 2023.

The Strategic Income Fund performance generated a net total return of 4.89% for the year, ahead of its ICE 3-month USD LIBOR benchmark return of 0.66%. Key drivers for 2020 Fund performance included opportunistic investing across both corporate and securitized spread sectors and active yield curve management.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020
(UNAUDITED)

Corporate credit spreads rapidly moved to their widest levels since the 2008/2009 financial crisis in February and March. The window of opportunity closed almost as quickly as it opened after the Fed announced its new asset purchase program would include investment-grade and high-yield corporate bonds. Credit markets closed the year on a strong note after positive vaccine news helped bring a light at the end of the tunnel for the pandemic. Current Fund overweight positioning includes securitized aircraft debt, collateralized loan obligations (CLOs) and intermediate maturity investment-grade corporate bonds.

Bullish momentum across the equity and credit markets to close 2020 will be hard to derail given the Fed’s willingness to backstop any weakness and print money to fund deficit spending. However, we expect fixed income market performance and the economy to take divergent paths during the second half of the year. Better news on the economy is likely to force the Fed to reconsider its promise for prolonged zero interest rate and elevated bond purchase activity, increasing the risks for a replay of the 2013 taper tantrum.

While we expect fixed-income markets to be challenging in 2021, we firmly believe our active fixed income management approach will continue to help Fund investors navigate this environment. We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020
(UNAUDITED)

Definition of Comparative Index and Other Investment Terms

The ICE 3-Month USD LIBOR Index is a benchmark rate produced for five currencies with 3-Month maturities. It provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. The performance results for the ICE 3-Month USD LIBOR Index are net of foreign income tax withholding.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020
(UNAUDITED)

Comparison of Change in the Value of a $25,000 Investment in the Penn Mutual AM Strategic Income Fund, I Shares, versus the ICE 3-Month USD LIBOR Index.

	TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2020
	One Year Return	Annualized Inception to Date*
Penn Mutual AM Strategic Income Fund, I Shares	4.89%	4.16%
ICE 3-Month USD LIBOR Index	0.66%	1.71%

* The Penn Mutual AM Strategic Income Fund commenced operations on July 2, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 FUND
DECEMBER 31, 2020
(UNAUDITED)

SHAREHOLDERS’ LETTER

Dear Shareholder,

We are pleased to provide the 2020 report for the Penn Mutual AM 1847 Income Fund (the “Fund”) for the period ending December 31, 2020. Included is a summary of Fund management, strategy and performance during 2020 and our outlook for the financial markets.

The year began with a global pandemic which led to extreme downside volatility in financial asset prices. This pressure was relatively short-lived as both the equity market and yield spreads began to recover by April. Prices continued to move up throughout the summer and into fall. There was some minor volatility leading up to the election before a strong rally into the end of the year. Overall it was a good year to own financial assets, especially those on the higher end of the risk spectrum.

The Fund launched on July 31 in the midst of a rapid recovery in equity index prices and with bond yields hovering near all-time lows. As managers we were selective and patient in making investments. As a result of this approach the high cash balance the Fund carried for most of the year was a drag on performance. That said, the 1847 Income Fund generated a net return of 6.47% since inception in comparison to the Bloomberg Barclays US Corporate Investment Grade Index return of 1.34%, the Bloomberg Barclays US High Yield 2% Issuer Capped Index return of 6.36%, and the Russell 3000 Value Index return of 18.99%, during the same period.

We were satisfied to get the Fund fully invested by the end of the year. It holds 69 total positions with roughly one-third allocated to dividend paying common stocks and nearly two-thirds allocated to fixed income securities and cash.

The equity side of the Fund is diversified across sectors and market capitalization size. We believe each equity security in the portfolio presents an opportunity for significant total return upside. Additionally, we consider the dividends being paid by these companies to be sustainable; that is, covered by company operating cash flow with the potential to grow in the future. In the fixed income allocation, we have found the most value in the shorter end of the yield curve, predominately in high-yield bonds and convertible securities. In our view this segment of the market, at current, offers the best balance of yield and upside potential relative to downside risk. We have many equity and fixed income candidates in our research backlog which we would look to act on if volatility rears its head in 2021.

Broadly speaking, after two consecutive years of price-to-earnings ratio expansion over 20%, equity valuation multiples appear somewhat elevated. This follows negative cumulative earnings growth over the same period. While it is certainly possible corporate earnings could recover and increase at a rate to support valuation levels in 2021 we would expect that unless we do experience another period of downside

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 FUND
DECEMBER 31, 2020
(UNAUDITED)

volatility that the Fund’s equity weighting will remain below its limit of 40%. With bond yields where they are today we would also expect to focus on shorter maturity investments. These investments will likely continue to be found in self-funding high-yield and convertible credits. However, if yields move up this year it will likely increase the number of suitable intermediate (or longer) maturity candidates, so long as risk and reward prove reasonable. The main takeaway from the Fund’s investment strategy is an opportunistic approach: trading activity should correlate with volatility. When prices in the investable universe decline, we seek to be selectively opportunistic; and as prices move higher, we are willing to be patient.

We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 FUND
DECEMBER 31, 2020
(UNAUDITED)

Definition of Comparative Index and Other Investment Terms

The Russell 3000 Value Index is an index that measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The Bloomberg Barclays U.S. Corporate Investment Grade Index is an index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index wide on a pro rata basis.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 41.7%
	Face Amount	Value

Consumer Discretionary — 3.1%
Bed Bath & Beyond Callable 05/01/2024 @ $100 3.749%, 08/01/2024	$1,678,000	$1,671,515
Ford Motor Credit
2.770%, VAR ICE LIBOR USD 3 Month+2.550%, 01/07/2021	2,000,000	1,999,822

		3,671,337

Consumer Staples — 1.7%
Mars Callable 04/16/2032 @ $100 1.625%, 07/16/2032(A)	2,000,000	1,983,756

Energy — 1.3%
HollyFrontier Callable 07/01/2030 @ $100 4.500%, 10/01/2030	1,500,000	1,584,522

Financials — 4.0%
JPMorgan Chase 3.684%, VAR ICE LIBOR USD 3 Month+3.470%, (B)	2,863,000	2,857,143
Callable 04/30/2021 @ $100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Financials — continued
NTC Capital II Callable 02/08/2021 @ $100
0.827%, VAR ICE LIBOR USD 3 Month+0.590%, 04/15/2027	$2,100,000	$1,993,853

		4,850,996

Health Care — 9.3%
Anthem Callable 12/15/2024 @ $100 2.375%, 01/15/2025	2,000,000	2,139,101
CVS Health Callable 06/21/2027 @ $100 1.300%, 08/21/2027	2,000,000	2,009,288
Dentsply Sirona Callable 03/01/2030 @ $100 3.250%, 06/01/2030	1,500,000	1,670,597
Health Care Service A Mutual Legal Reserve Callable 03/01/2030 @ $100 2.200%, 06/01/2030(A)	2,000,000	2,092,258
UnitedHealth Group 3.500%, 06/15/2023	1,000,000	1,079,162
Viatris Callable 04/22/2027 @ $100 2.300%, 06/22/2027(A)	2,000,000	2,129,242

		11,119,648

Industrials — 12.9%
American Airlines Pass - Through Trust, Ser 2013-1, Cl B 5.625%, 01/15/2021(A)	689,733	688,300
Boeing Callable 11/01/2034 @ $100 3.250%, 02/01/2035	1,300,000	1,333,156
British Airways Pass - Through Trust 4.250%, 11/15/2032(A)	2,000,000	2,142,138
Builders FirstSource Callable 06/01/2022 @ $103 6.750%, 06/01/2027(A)	1,500,000	1,627,065
Continental Airlines Pass - Through Trust 5.983%, 04/19/2022	1,783,553	1,804,667
Delta Air Lines Pass - Through Trust 6.718%, 01/02/2023	1,273,276	1,308,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Industrials — continued
Delta Air Lines Pass - Through Trust, Ser 2007-1, Cl B 8.021%, 08/10/2022	$636,820	$622,089
FXI Holdings Callable 11/15/2022 @ $106 12.250%, 11/15/2026(A)	1,000,000	1,140,000
Lockheed Martin Callable 03/15/2030 @ $100 1.850%, 06/15/2030	2,000,000	2,098,287
United Airlines Pass - Through Trust, Ser 2013-1, Cl B 5.375%, 08/15/2021	455,825	459,358
US Airways Pass-Through Trust 6.750%, 06/03/2021	2,346,981	2,281,733

		15,505,228

Information Technology — 4.8%
IHS Markit Callable 08/01/2022 @ $100 5.000%, 11/01/2022(A)	1,000,000	1,069,260
Leidos Callable 02/15/2030 @ $100 4.375%, 05/15/2030(A)	2,000,000	2,394,899
NXP BV Callable 02/01/2030 @ $100 3.400%, 05/01/2030(A)	2,000,000	2,268,030

		5,732,189

Materials — 1.7%
Ball 5.000%, 03/15/2022	2,000,000	2,092,500

Utilities — 2.9%
Ferrellgas Callable 04/15/2022 @ $105 10.000%, 04/15/2025(A)	1,250,000	1,381,900
Public Service of Colorado Callable 07/15/2030 @ $100 1.900%, 01/15/2031	2,000,000	2,088,120

		3,470,020

TOTAL CORPORATE OBLIGATIONS (Cost $47,657,908)		50,010,196

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

ASSET-BACKED SECURITIES — 24.2%
	Face Amount	Value

Other ABS — 15.7%
Crestline Denali CLO XVI, Ser 2018-1A, Cl A Callable 01/20/2021 @ $100
1.338%, VAR ICE LIBOR USD 3 Month+1.120%, 01/20/2030 (A)	$2,500,000	$2,485,723
First Eagle BSL CLO, Ser 2020-1A, Cl C Callable 01/20/2022 @ $100
4.568%, VAR ICE LIBOR USD 3 Month+4.350%, 01/20/2033 (A)	2,600,000	2,600,056
JMP Credit Advisors CLO IIIR, Ser 2018-1RA, Cl A Callable 01/17/2021 @ $100
1.068%, VAR ICE LIBOR USD 3 Month+0.850%, 01/17/2028 (A)	886,966	880,906
Recette Clo, Ser 2017-1A, Cl CR Callable 01/20/2021 @ $100
1.918%, VAR ICE LIBOR USD 3 Month+1.700%, 10/20/2027 (A)	2,175,000	2,169,691
Silvermore CLO, Ser 2014-1A, Cl B
3.221%, VAR ICE LIBOR USD 3 Month+3.000%, 05/15/2026 (A)	2,500,000	2,495,900
Sound Point CLO VII-R, Ser 2018-3RA, Cl B Callable 01/23/2021 @ $100
2.009%, VAR ICE LIBOR USD 3 Month+1.800%, 10/23/2031 (A)	1,750,000	1,750,676
Steele Creek CLO, Ser 2018-2A, Cl A Callable 02/18/2021 @ $100
1.420%, VAR ICE LIBOR USD 3 Month+1.200%, 08/18/2031 (A)	2,000,000	1,982,548
Trinitas CLO XII, Ser 2020-12A, Cl C Callable 04/25/2022 @ $100
3.215%, VAR ICE LIBOR USD 3 Month+3.000%, 04/25/2033 (A)	1,500,000	1,502,192
Venture 33 CLO, Ser 2018-33A, Cl B Callable 01/15/2021 @ $100
2.087%, VAR ICE LIBOR USD 3 Month+1.850%, 07/15/2031 (A)	3,000,000	3,007,598

		18,875,290

Student Loan — 8.5%
ECMC Group Student Loan Trust, Ser 2019-1A, Cl A1A Callable 12/25/2029 @ $100 2.720%, 07/25/2069 (A)	2,042,055	2,129,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

ASSET-BACKED SECURITIES — continued
	Face Amount	Value

Student Loan — continued
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3 Callable 04/15/2028 @ $100
1.759%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (A)	$2,250,000	$2,278,622
SLM Student Loan Trust, Ser 2014-2, Cl A3 Callable 01/25/2029 @ $100
0.738%, VAR ICE LIBOR USD 1 Month+0.590%, 03/25/2055	1,668,338	1,640,481
SMB Private Education Loan Trust, Ser 2015-C, Cl A3 Callable 04/15/2028 @ $100
2.109%, VAR ICE LIBOR USD 1 Month+1.950%, 08/16/2032 (A)	2,000,000	2,048,493
SMB Private Education Loan Trust, Ser 2015-C, Cl B Callable 04/15/2028 @ $100 3.500%, 09/15/2043 (A)	2,000,000	2,094,848

		10,191,802

TOTAL ASSET-BACKED SECURITIES (Cost $28,887,461)		29,067,092

MORTGAGE-BACKED SECURITIES — 23.5%

Agency Mortgage-Backed Obligations — 12.4%
FHLMC Multifamily Structured Pass - Through, Ser K043, Cl X3, IO Callable 10/25/2024 @ $100 1.635%, 02/25/2043 (C)	20,425,000	1,187,409
FHLMC Multifamily Structured Pass - Through, Ser K106, Cl A1 Callable 10/25/2029 @ $100 1.783%, 05/25/2029	2,084,581	2,200,856
FHLMC, Ser 2014-4413, Cl HP 3.500%, 03/15/2040	1,870,199	1,891,142
FHLMC, Ser 2016-4609, Cl QV 3.000%, 05/15/2044	4,020,000	4,234,798
FHLMC, Ser 2019-4895, Cl C 4.500%, 02/15/2049	929,381	948,378
FNMA 3.500%, 11/01/2044	1,465,753	1,530,164
3.000%, 04/01/2050	2,764,762	2,837,919

		14,830,666

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value

Non-Agency Mortgage-Backed Obligations — 11.1%
Chase Home Lending Mortgage Trust, Ser 2019-1, Cl A4 Callable 12/25/2022 @ $100 3.500%, 03/25/2050 (A) (C)	$1,194,353	$1,201,735
FREMF Mortgage Trust, Ser K29, Cl C 3.476%, 05/25/2046 (A) (C)	2,000,000	2,092,605
FREMF Mortgage Trust, Ser K69, Cl B Callable 09/25/2027 @ $100 3.727%, 10/25/2049 (A) (C)	2,635,000	2,912,638
JP Morgan Mortgage Trust, Ser 2017-1, Cl A11 Callable 02/25/2023 @ $100 3.500%, 01/25/2047 (A)	1,929,787	1,970,043
Sequoia Mortgage Trust, Ser 2017-5, Cl A1 Callable 01/25/2023 @ $100 3.500%, 08/25/2047 (A)	2,420,459	2,477,332
Sequoia Mortgage Trust, Ser 2017-CH2, Cl A1 Callable 06/25/2023 @ $100 4.000%, 12/25/2047 (A)	2,651,332	2,729,677

		13,384,030

TOTAL MORTGAGE-BACKED SECURITIES (Cost $27,781,900)		28,214,696

U.S. TREASURY OBLIGATIONS — 4.9%
United States Treasury Inflation Indexed Bonds
1.000%, 02/15/2048	1,055,930	1,469,324
United States Treasury Notes
2.875%, 08/15/2028	1,900,000	2,207,043
2.875%, 10/31/2023	700,000	753,566
2.375%, 05/15/2029	1,300,000	1,469,203

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,021,908)		5,899,136

MUNICIPAL BONDS — 3.6%
Dallas, Independent School District, GO Callable 02/15/2021 @ $100 6.450%, 02/15/2035	2,100,000	2,129,001

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

MUNICIPAL BONDS — continued
	Face Amount	Value
West Virginia University, RB Callable 10/01/2029 @ $100 4.000%, 10/01/2047	$1,900,000	$2,224,216

TOTAL MUNICIPAL BONDS (Cost $4,099,372)		4,353,217

TOTAL INVESTMENTS — 97.9% (Cost $113,448,549)		$117,544,337

Percentages are based on Net Assets of $120,122,498.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2020 was $59,727,489 and represents 49.7% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ABS — Asset-Backed Securities

BSL — Broadly Syndicated Loans

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR— London Interbank Offered Rate

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2020

The open futures contracts held by the Fund at December 31, 2020, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	(122)	Apr-2021	$(26,931,373)	$(26,959,141)	$(27,768)
U.S. 5-Year Treasury Note	186	Apr-2021	23,409,537	23,466,515	56,978
U.S. 10-Year Treasury Note	30	Mar-2021	4,137,697	4,142,344	4,647
U.S. Long Treasury Bond	(5)	Mar-2021	(873,818)	(865,937)	7,881
U.S. Ultra Long Treasury Bond	(73)	Mar-2021	(15,717,943)	(15,590,062)	127,881
Ultra 10-Year U.S. Treasury Note	(25)	Mar-2021	(3,921,046)	(3,908,984)	12,062

			$(19,896,946)	$(19,715,265)	$181,681

The following table summarizes the level of inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$50,010,196	$—	$50,010,196

Asset-Backed Securities	—	29,067,092	—	29,067,092

Mortgage-Backed Securities	—	28,214,696	—	28,214,696

U.S. Treasury Obligations	—	5,899,136	—	5,899,136

Municipal Bonds	—	4,353,217	—	4,353,217

Total Investments in Securities	$—	$117,544,337	$—	$117,544,337

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$209,449	$–	$–	$209,449

Unrealized Depreciation	(27,768)	–	–	(27,768)

Total Other Financial Instruments	$181,681	$–	$–	$181,681

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For the year ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 40.7%
	Face Amount	Value

Consumer Discretionary — 8.5%
Bed Bath & Beyond Callable 05/01/2024 @ $100 3.749%, 08/01/2024	$615,000	$612,623
Mattel Callable 12/15/2022 @ $100 3.150%, 03/15/2023	10,000	10,100
Service International Callable 08/15/2025 @ $102 3.375%, 08/15/2030	593,000	616,845
Vista Outdoor Callable 02/08/2021 @ $101 5.875%, 10/01/2023	608,000	614,080

		1,853,648

Consumer Staples — 1.9%
Ingles Markets Callable 02/08/2021 @ $101 5.750%, 06/15/2023	403,000	407,030

Health Care — 9.8%
Encompass Health Callable 02/08/2021 @ $101 5.125%, 03/15/2023	644,000	644,940
Hill-Rom Holdings Callable 02/08/2021 @ $104 5.000%, 02/15/2025(A)	490,000	503,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

Health Care — continued
MEDNAX Callable 01/07/2021 @ $101 5.250%, 12/01/2023(A)	$550,000	$556,765
Owens & Minor Callable 09/15/2024 @ $100 4.375%, 12/15/2024	405,000	415,125

		2,120,305

Industrials — 8.1%
Continental Airlines Pass - Through Trust 5.983%, 04/19/2022	300,890	304,452
Mueller Industries Callable 02/08/2021 @ $103 6.000%, 03/01/2027	738,000	750,914
Pitney Bowes Callable 09/01/2021 @ $100 4.625%, 10/01/2021	40,000	40,700
Stericycle Callable 07/15/2021 @ $103 5.375%, 07/15/2024(A)	175,000	182,385
Triumph Group Callable 02/08/2021 @ $100 5.250%, 06/01/2022	250,000	238,125
US Airways Pass-Through Trust 6.750%, 06/03/2021	250,345	243,385

		1,759,961

Information Technology — 4.2%
Entegris Callable 01/19/2021 @ $103 4.625%, 02/10/2026(A)	330,000	342,375
VeriSign Callable 02/08/2021 @ $101 4.625%, 05/01/2023	574,000	579,023

		921,398

Materials — 5.5%
Compass Minerals International Callable 05/15/2024 @ $100 4.875%, 07/15/2024(A)	509,000	528,088

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

Materials — continued
Koppers Callable 02/08/2021 @ $105 6.000%, 02/15/2025(A)	$50,000	$51,500
Silgan Holdings Callable 02/08/2021 @ $102 4.750%, 03/15/2025	614,000	623,978

		1,203,566

Real Estate — 2.7%
CoreCivic Callable 07/15/2022 @ $100 5.000%, 10/15/2022	585,000	585,000

TOTAL CORPORATE OBLIGATIONS (Cost $8,797,560)		8,850,908

COMMON STOCK — 33.6%
	Shares

Communication Services — 0.9%
Omnicom Group	3,285	204,885

Consumer Discretionary — 2.7%
Newell Brands	9,995	212,194
Rocky Brands	6,590	184,981
Smith & Wesson Brands	11,115	197,291

		594,466

Consumer Staples — 6.9%
Edgewell Personal Care	5,770	199,527
Henkel & KGaA ADR	7,505	181,433
Ingles Markets, Cl A	5,735	244,654
Kraft Heinz	6,565	227,543
MGP Ingredients	5,085	239,300
Tate & Lyle ADR	5,885	208,682
Walgreens Boots Alliance	4,840	193,019

		1,494,158

Energy — 1.1%
Devon Energy	1,675	26,482
EOG Resources	4,095	204,218

		230,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value

Financials — 4.7%
Altabancorp	7,520	$209,958
American Equity Investment Life Holding	6,285	173,843
Bank of America	6,560	198,834
Hartford Financial Services Group	4,890	239,511
Stewart Information Services	3,985	192,715

		1,014,861

Health Care — 1.0%
Hikma Pharmaceuticals ADR	3,270	216,212

Industrials — 6.0%
3M	1,280	223,731
BWX Technologies	3,425	206,459
Huntington Ingalls Industries	1,375	234,410
National Presto Industries	2,525	223,286
Shyft Group	7,620	216,256
Snap-on	1,100	188,254

		1,292,396

Information Technology — 3.0%
Cisco Systems	2,496	111,696
FLIR Systems	5,180	227,039
MiX Telematics ADR	11,895	149,758
Telefonaktiebolaget LM Ericsson ADR	13,425	160,429

		648,922

Materials — 4.3%
Fortitude Gold Corp (B)	19,327	16,069
FutureFuel	10,910	138,557
Gold Resource	67,645	196,847
Mondi ADR	4,570	218,972
Mosaic	7,055	162,336
Myers Industries	9,525	197,930

		930,711

Real Estate — 0.9%
Federal Realty Investment Trust ‡	1,165	99,165
Kimco Realty ‡	7,085	106,346

		205,511

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value

Utilities — 2.1%
UGI	6,365	$222,520
Vistra	11,875	233,463

		455,983

TOTAL COMMON STOCK (Cost $6,545,942)		7,288,805

CONVERTIBLE BONDS — 19.9%
	Face Amount

Communication Services — 0.9%
Twitter CV to 12.8793 1.000%, 09/15/2021	$200,000	203,603

Energy — 1.2%
Cheniere Energy CV to 7.2265 Callable 03/15/2021 @ $84 4.250%, 03/15/2045	327,000	255,476

Health Care — 10.0%
Ionis Pharmaceuticals CV to 12.0075 0.125%, 12/15/2024	356,000	363,324
Jazz Investments I CV to 4.5659 1.500%, 08/15/2024	515,000	547,418
Ligand Pharmaceuticals CV to 4.0244 0.750%, 05/15/2023	665,000	625,756
Supernus Pharmaceuticals CV to 16.8545 0.625%, 04/01/2023	675,000	640,130

		2,176,628

Industrials — 1.9%
Fortive CV to 10.9568 0.875%, 02/15/2022	400,000	411,474

Information Technology — 5.9%
CalAmp CV to 32.5256 2.000%, 08/01/2025	680,000	602,140
J2 Global CV to 7.9864 1.750%, 11/01/2026(A)	650,000	673,619

		1,275,759

TOTAL CONVERTIBLE BONDS (Cost $4,079,744)		4,322,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

PREFERRED STOCK — 2.4%
	Shares	Value

Consumer Discretionary — 2.4%
eBay 6.000%,	14,500	$382,510
Energizer Holdings 7.500%,	1,500	134,475

TOTAL PREFERRED STOCK (Cost $512,340)		516,985

TOTAL INVESTMENTS — 96.6% (Cost $19,935,586)		$20,979,638

Percentages are based on Net Assets of $21,718,933.

‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2020 was $2,838,207 and represents 13.1% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

CV — Convertible

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2020

The following table summarizes the level of inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Corporate Obligations	$—	$8,850,908	$—	$8,850,908

Common Stock	7,272,736	—	16,069	7,288,805

Convertible Bonds	—	4,322,940	—	4,322,940

Preferred Stock	516,985	—	—	516,985

Total Investments in Securities	$7,789,721	$13,173,848	$16,069	$20,979,638

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Amounts designated as “—” are $0.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund

Assets:
Investments, at Value (Cost $113,448,549 and $19,935,586)	$117,544,337	$20,979,638
Cash Equivalents	1,196,299	896,324
Interest Receivable	874,846	146,505
Futures Cash Collateral Receivable from Broker	655,625	–
Variation Margin Receivable	12,000	–
Deferred Offering Cost	–	37,973
Reclaim Receivable	–	68
Due from Adviser	–	8,080
Prepaid Expenses	13,054	5,042

Total Assets	120,296,161	22,073,630

Liabilities:
Payable for Variation Margin	64,797	–
Due to Adviser	45,627	–
Printing Expense Payable	19,111	–
Audit Fees Payable	12,539	13,000
Due to Administrator	8,493	8,494
Chief Compliance Officer Fees Payable	2,021	359
Trustees Fees Payable	369	66
Payable for Investment Securities Purchased	–	277,717
Payable for Capital Shares Redeemed	–	2,566
Other Accrued Expenses	20,706	52,495

Total Liabilities	173,663	354,697

Net Assets	$120,122,498	$21,718,933

Net Assets Consist of:
Paid-in Capital	$116,875,206	$20,620,359
Total Distributable Earnings	3,247,292	1,098,574

Net Assets	$120,122,498	$21,718,933

Class I Shares:
Net Assets	$120,122,498	$21,718,933
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,681,979	2,060,518
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares Outstanding)	$10.28	$10.54

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

STATEMENTS OF OPERATIONS

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund*
Investment Income:
Interest Income	$3,425,104	$175,527
Dividend Income	14,126	64,913
Less: Foreign Taxes Withheld	–	(381)

Total Investment Income	3,439,230	240,059

Expenses:
Investment Advisory Fees	519,228	37,701
Administration Fees	100,273	41,921
Trustees’ Fees	19,055	896
Chief Compliance Officer Fees	7,624	894
Legal Fees	43,162	2,749
Transfer Agent Fees	38,676	10,188
Printing Fees	27,946	4,435
Registration Fees	26,142	3,022
Audit Fees	26,000	26,000
Pricing Fees	15,812	2,857
Custodian Fees	6,136	3,060
Offering Costs	–	27,124
Insurance and Other Expenses	17,770	3,216

Total Expenses	847,824	164,063

Less:
Waiver of Investment Advisory Fees	–	(37,701)
Reimbursement by Investment Adviser	–	(52,492)

Net Expenses	847,824	73,870

Net Investment Income	2,591,406	166,189

Net Realized Gain on Investments	2,083,751	103,059
Net Realized Loss on Swap Contracts	(1,537,218)	–
Net Realized Loss on Futures Contracts	(481,799)	–
Net Change in Unrealized Appreciation on Investments	3,110,838	1,044,052
Net Change in Unrealized Depreciation on Futures Contracts	(157,158)	–

Net Realized and Unrealized Gain on Investments, and Futures Contracts	3,018,414	1,147,111

Net Increase in Net Assets Resulting from Operations	$5,609,820	$1,313,300

* Commenced operations on July 31, 2020.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019

Operations:
Net Investment Income	$2,591,406	$2,653,129
Net Realized Gain on Investments, Swap Contracts and Futures Contracts	64,734	721,904
Net Change in Unrealized Appreciation on Investments and Futures Contracts	2,953,680	2,757,484

Net Increase in Net Assets Resulting from Operations	5,609,820	6,132,517

Distributions	(3,844,505)	(2,908,081)

Capital Share Transactions:
I Shares :
Issued	130,059	489,985
Reinvestment of Distributions	3,844,504	2,908,080
Redeemed	(124,531)	(2,130)

Net Increase in Net Assets from Share Transactions	3,850,032	3,395,935

Total Increase in Net Assets	5,615,347	6,620,371

Net Assets:
Beginning of Year	114,507,151	107,886,780

End of Year	$120,122,498	$114,507,151

Shares Issued and Redeemed:
I Shares:
Issued	12,755	48,493
Reinvestment of Distributions	379,450	288,819
Redeemed	(12,208)	(211)

Net Increase in Shares Outstanding from Share Transactions	379,997	337,101

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended December 31, 2020*
Operations:
Net Investment Income	$166,189
Net Realized Gain on Investments	103,059
Net Change in Unrealized Appreciation on Investments	1,044,052

Net Increase in Net Assets Resulting from Operations	1,313,300

Distributions	(214,726)

Capital Share Transactions:
I Shares :
Issued	20,409,226
Reinvestment of Distributions	214,726
Redeemed	(3,593)

Net Increase in Net Assets from Share Transactions	20,620,359

Total Increase in Net Assets	21,718,933

Net Assets:
Beginning of Period	—

End of Period	$21,718,933

Shares Issued and Redeemed:
I Shares:
Issued	2,040,280
Reinvestment of Distributions	20,579
Redeemed	(341)

Net Increase in Shares Outstanding from Share Transactions	2,060,518

*	Commenced operations on July 31, 2020.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

I Shares	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018*
Net Asset Value, Beginning of Year/Period	$10.13	$9.84	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.23	0.24	0.12
Net Realized and Unrealized Gain (Loss)	0.25	0.32	(0.13)

Total from Operations	0.48	0.56	(0.01)

Dividends and Distributions:
Net Investment Income	(0.25)	(0.25)	(0.12)
Net Realized Gain	(0.08)	(0.02)	(0.03)
Return of Capital	—	—	—^

Total Dividends and Distributions	(0.33)	(0.27)	(0.15)

Net Asset Value, End of Year/Period	$10.28	$10.13	$9.84

Total Return†	4.89%	5.65%	(0.10)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$120,122	$114,507	$107,887
Ratio of Expenses to Average Net Assets	0.74%	0.78%	0.86%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.74%	0.78%	0.92%**
Ratio of Net Investment Income to Average Net Assets	2.25%	2.38%	2.48%**
Portfolio Turnover Rate	175%	83%	21%***

(1)	Calculated using average shares.
*	Commenced operations on July 2, 2018.
**	Annualized
***	Not Annualized
^	Amount is less than $0.005.
†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

I Shares	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.08
Net Realized and Unrealized Gain	0.57

Total from Operations	0.65

Dividends and Distributions:
Net Investment Income	(0.08)
Net Realized Gain	(0.03)

Total Dividends and Distributions	(0.11)

Net Asset Value, End of Period	$10.54

Total Return†	6.47%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$21,719
Ratio of Expenses to Average Net Assets	0.88	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.95	%**
Ratio of Net Investment Income to Average Net Assets	1.97	%**
Portfolio Turnover Rate	40	%***

(1)	Calculated using average shares.
*	Commenced operations on July 31, 2020.
**	Annualized
***	Not Annualized
†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

 NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 funds. The financial statements herein are those of the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (the “Funds”). The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation. The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital. The Funds are classified as a diversified investment company. Penn Mutual Asset Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer I Shares. The Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund commenced operations on July 2, 2018 and July 31, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year/period ended December 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not”

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

(i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year/period ended December 31, 2020 , the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year/period ended December 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Penn Mutual AM Strategic Income Fund utilized futures contracts during the year ended December 31, 2020. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund record a realized gain or loss equal to the difference between the proceeds

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2020.

For the year ended December 31, 2020, the average quarterly notional amount of futures contracts held were as follows:

Penn Mutual AM Strategic Income Fund:

Average Quarterly Market Value Balance Long	$24,196,867
Average Quarterly Market Value Balance Short	$(40,667,258)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. During the period ended December 31, 2020, the Penn Mutual AM 1847 Income Fund commenced operations and incurred offering costs of $27,124. As of December 31, 2020, the Penn Mutual AM 1847 Income Fund has deferred offering costs of $37,973 remaining to be amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the year/period ended December 31, 2020, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
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Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At December 31, 2020, the Funds did not hold Swaps Contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

3. Derivative Transactions:

The following tables include the Penn Mutual AM Strategic Income Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of December 31, 2020, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Interest Rate Contracts	Net Assets — Unrealized appreciation on futures contracts	$209,449	*	Net Assets — Unrealized depreciation on futures contracts	$27,768	*

Total		$209,449			$27,768

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020, were as follows:

Penn Mutual AM Strategic Income Fund:

The amount of realized gain/(loss) on derivatives recognized in income:

	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(654,884)	$(1,537,218)	$(2,192,102)
Commodity contracts	173,085	-	173,085
Total	$(481,799)	$(1,537,218)	$(2,019,017)

The Fund did not hold swaps during period ends throughout the year.

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

Futures Contracts
Interest rate contracts	$(157,158)

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year/period ended December 31, 2020, the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund paid $100,273 and $41,921, respectively for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.45% of the Funds’ average daily net assets.

Penn Mutual AM Strategic Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until May 31, 2021 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2021. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2020, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund.

Penn Mutual AM 1847 Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until May 31, 2022 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2020, fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $37,701, expiring in 2023. In the Statement of Operations, the reimbursement of expenses by the Fund was $52,492.

Effective November 1, 2020, the contractual expense limit was changed from 1.00% to 0.65%.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year/period ended December 31, 2020, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Penn Mutual AM Strategic Income Fund	$153,532,888	$137,133,850	$25,402,529	$42,151,459
Penn Mutual AM 1847 Income Fund*	25,791,813	6,447,261	-	-

*	Commenced operations on July 31, 2020.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent difference in the current year is primarily attributable to paydowns of mortgage and asset backed securities for tax purposes, perpetual bonds, distribution reclass and swap reclass. There is no permanent difference in the current year that would require a charge or credit to distributable earnings or Paid-in capital accounts.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

The tax character of dividends or distributions declared during the year/period ended December 31, 2020 and December 31, 2019:

	Ordinary Income	Long-Term Capital Gain	Total
Penn Mutual AM Strategic Income Fund
2020	$3,824,369	$20,136	$3,844,505
2019	2,908,081	—	2,908,081
Penn Mutual AM 1847 Income Fund
2020	$214,726	$—	$214,726

As December 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Undistributed Ordinary Income	$109,224	$55,757
Undistributed Long-Term Capital Gains	–	1,079
Post October Currency Losses Deferred	(47,748)	–
Unrealized Appreciation	4,063,048	1,041,738
Other Temporary Differences	(877,232)	–

Total Net Distributable Earnings	$3,247,292	$1,098,574

The other temporary differences in the current year/period are primarily attributable to treasury straddle loss deferral and adjustment on disposition of underlying funds.

For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales, perpetual bonds, and disposition of underlying funds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Penn Mutual AM Strategic Income Fund	$113,481,229	$4,253,216	$(190,168)	$4,063,048
Penn Mutual AM 1847 Income Fund	19,937,900	1,156,705	(114,967)	1,041,738

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds.

Active Management Risk (1847 Income Fund) - The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) - Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) - Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high-yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities Risk (1847 Income Fund) - The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) - Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Counterparty Risk (Strategic Income Fund) - There is a risk that the Fund may incur a loss arising from the failure of another party to a contract (the counterparty) to meet its obligations. Counterparty risk arises primarily from investments in cash held at the Fund’s custodian, derivatives and currency transactions. Substantial losses can be incurred if a counterparty fails to deliver on its contractual obligations.

Credit Risk (Strategic Income Fund and 1847 Income Fund) - The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk (Strategic Income Fund) - The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, liquidity risk and tax risk. Liquidity risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by shareholders. Certain derivatives are also subject to counterparty risk, credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Counterparty risk and credit risk are described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) - The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

Duration Risk (Strategic Income Fund and 1847 Income Fund) - The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Equity Risk (1847 Income Fund) - The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Extension Risk (Strategic Income Fund and 1847 Income Fund) - The risk that rising interest rates may extend the duration of a fixed-income security, typically reducing the security’s value.

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) - The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Futures Contracts Risk (Strategic Income Fund) - Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures typically include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) - The risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) - The risk that U.S. fixed-income securities may underperform other segments of the fixed-income markets or the fixed-income markets as a whole.

Large Capitalization Companies Risk (1847 Income Fund) - The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) - The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy the Fund’s obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (Strategic Income Fund and 1847 Income Fund) - The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Strategic Income Fund and 1847 Income Fund) - The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
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instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Strategic Income Fund and 1847 Income Fund) - The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) - Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses, and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest-rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans generally would be expected to decline and, therefore, to extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”)

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Residential mortgage-backed securities may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Residential mortgage-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued residential mortgage-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) - Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

New Fund Risk (1847 Income Fund) - Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk (Strategic Income Fund) - Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stock Risk (Strategic Income Fund and 1847 Income Fund) - Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk (Strategic Income Fund and 1847 Income Fund) - The risk that, in a declining interest rate environment, fixed-income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (1847 Income Fund) - Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) - The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Swap Agreements Risk (Strategic Income Fund) - Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Swap agreements further involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Unrated Securities Risk (1847 Income Fund) - Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) - Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (1847 Income Fund) - The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

10. Other:

At December 31, 2020, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Penn Mutual AM Strategic Income Fund - I Shares	2	92%
Penn Mutual AM 1847 Income Fund - I Shares	1	98

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and each of the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets
Penn Mutual AM Strategic Income Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period July 2, 2018 (commencement of operations) through December 31, 2019
Penn Mutual AM 1847 Income Fund	For the period July 31, 2020 (commencement of operations) through December 31, 2020	For the period July 31, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

We have served as the auditor of one or more investment companies in Penn Mutual Asset Management, LLC since 2018.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2020 to December 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Penn Mutual AM Strategic Income Fund
Actual Fund Return
I Shares	$1,000.00	$1,042.40	0.74%	$3.80
Hypothetical 5% Return
I Shares	1,000.00	1,021.42	0.74	3.76
Penn Mutual AM 1847 Income Fund(1)
Actual Fund Return
I Shares	$1,000.00	$1,064.70	0.88%	$3.68	**
Hypothetical 5% Return
I Shares	1,000.00	1,017.22	0.88	3.71

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 153/366.
(1)	The Fund commenced operations on July 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (Since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 35 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of December 31, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[2]
Jay C. Nadel (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President (Since 2017) Secretary (Since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 35 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

None.
None.
None.
None.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE (Unaudited)

Penn Mutual AM 1847 Income Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held via videoconference on June 25, 2020 to decide whether to approve the Agreement for an initial two-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June Meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; and (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE (Unaudited) – continued

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE (Unaudited) – concluded

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)

Penn Mutual AM Strategic Income Fund

99.48%	0.52%	0.00%	100.00%	0.00%	0.00%	5.63%	94.35%	100.00%	0.00%

Penn Mutual AM 1847 Income Fund

100.00%	0.00%	0.00%	100.00%	20.74%	24.32%	0.16%	83.48%	100.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2020. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

P.O. Box 219009

Kansas City, MO 64121

1-877-PMA-MLLC

(877-762-6552)

Investment Adviser:

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PNN-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$131,575
(d)	All Other Fees	None	None	$15,941	None	None	$196,284

Fees billed by BBD LLP (“BBD”) relate to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$81,625	None	None	$40,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $520,991 and $327,859 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021